UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2009

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 30, 2008, the Registrant filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-8, registering 500,000 shares of the Registrant’s common stock for use in the Employers Mutual Casualty Company 2008 Employee Stock Purchase Plan (the “2008 Plan”).  On March 11, 2009, Employers Mutual Casualty Company (Employers Mutual), the parent company of the Registrant, adopted several changes to the 2008 Plan (the “Amended 2008 Plan”), which become effective April 1, 2009.  The most significant change contained in the Amended 2008 Plan is a requirement that, with limited exceptions, all shares of common stock purchased through the Amended 2008 Plan can only be disposed of through sales transactions conducted through the plan’s custodian.  This change is being implemented so that Employers Mutual can better comply with IRS reporting requirements applicable to employee stock purchase plans.  The Amended 2008 Plan is filed herewith as Exhibit 10.4.1.

The Registrant hereby expressly incorporates this Current Report on Form 8-K, including Exhibit 10.4.1, into the Registration Statement on Form S-8 (Registration Number 333-151299), filed on May 30, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.4.1	Employers Mutual Casualty Company Amended and Restated 2008 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 24, 2009.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President and Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.4.1	Employers Mutual Casualty Company Amended and Restated 2008 Employee Stock Purchase Plan.